EXHIBIT 26
PERSONS CONTROLLED BY OR UNDER COMMON
CONTROL WITH THE DEPOSITOR OR REGISTRANT


                                           ITT Hartford Group, Inc..
                                                (Delaware)
                                                    |
                                        Hartford Fire Insurance Company
                                               (Connecticut)
                                                    |
                                    Hartford Accident and Indemnity Company
                                               (Connecticut)
                                                    |
                                            Hartford Life, Inc.
                                               (Delaware)
                                                    |
                                Hartford Life and Accident Insurance Company
                                               (Connecticut)
                                                    |
                                                    |
                                                    |
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Alpine Life          Hartford Financial    Hartford Life                American Maturity       ITT Hartford Canada
Insurance Company    Services Life         Insurance Company            Life Insurance          Holdings, Inc.
(New Jersey)         Insurance Co.         (Connecticut)                Company                 (Canada)
                     (Connecticut)                  |                  (Connecticut)                 |
                                                    |                                                |
                                                    |                                                |
                                                    |                                           ITT Hartford Life
                                                    |                                           Insurance Company
                                                    |                                           of Canada
                                                    |                                           (Canada)
                                                    |
                                                    |
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ITT Hartford Life and Annuity    ITT Hartford International             Hartford Financial Services
Insurance Company                Life Reassurance Corporation           Corporation
(Connecticut)                    (Connecticut)                          (Delaware)
     |                                                                     |
     |                                                                     |
     |                                                                     |
ITT Hartford Life, Ltd.                                                    |
(Bermuda)                                                                  |
                                                                           |
                                                                           |
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MS Fund          HL Funding        The Hartford       Hartford          Hartford Securities     ITT Comp. Emp.
America, Inc.    Company, Inc.     Investment         Equity Sales      Distribution            Benefits Service
(Delaware)       (Connecticut)     Management Co.     Company, Inc.     Company, Inc.           Company
                                   (Connecticut)     (Connecticut)      (Connecticut)          (Connecticut)